UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2010
DELPHI FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11462	13-3427277

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE	19899

(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code 302-478-5142
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
Item 8.01. Other Events.
On January 20, 2010, Delphi Financial Group, Inc. (the “Company”) completed the sale of $250,000,000 aggregate principal amount of 7.875% Senior Notes due 2020 (the “Securities”). The Securities were registered pursuant to the Company’s shelf registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-156284), which became effective on December 18, 2008 (the “Registration Statement”).
In connection with the sale, the Company entered into an underwriting agreement (the “Underwriting Agreement”), dated January 14, 2010, among the Company and Banc of America Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein (the “Underwriters”) (attached hereto as Exhibit 1.1 and incorporated by reference into the Registration Statement).
The Securities were issued pursuant to the Senior Notes Indenture, dated as of January 20, 2010 (attached hereto as Exhibit 4.1 and incorporated by reference to the Registration Statement), as supplemented by the First Supplemental Indenture, dated as of January 20, 2010 (attached hereto as Exhibit 4.2 and incorporated by reference into the Registration Statement), each between the Company, as issuer, and U.S. Bank National Association, as trustee. The form of the Security is attached hereto as Exhibit 4.3 and is incorporated by reference into the Registration Statement.
In connection with the issuance of the Securities, Cahill Gordon & Reindel LLP has rendered an opinion regarding the validity of the Securities (attached hereto as Exhibit 5.1 and incorporated by reference into the Registration Statement) dated January 20, 2010.
Item 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit Number	Description of Exhibits
1.1	Underwriting Agreement, dated January 14, 2010, among the Company and Banc of America Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Senior Notes Indenture, dated as of January 20, 2010, between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of January 20, 2010, between the Company and U.S. Bank National Association, as trustee

4.3	Form of 7.875% Senior Note due 2020

Exhibit Number	Description of Exhibits
5.1	Opinion of Cahill Gordon & Reindel LLP

23.1	Consent of Cahill Gordon & Reindel LLP (included in Exhibit 5.1 hereto)

25.1	Form T-1 Statement of Eligibility of Trustee (Senior Notes Indenture)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI FINANCIAL GROUP, INC.
/s/ ROBERT ROSENKRANZ
Robert Rosenkranz
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: January 20, 2010